Neah Power Systems
Powering the Mobile World

Paul Abramowitz, President & CEO

Kaufman Bros 10th Annual Investor Conference
September 2007

NPWS.OB

NEAH power systems

Forward Looking Statements

Except for statements of historical fact, the matters discussed in this press release are forward looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond the company's control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, limited operating history, difficulties in developing and commercializing new technologies, and additional risk factors as discussed in the reports filed by the company with the Securities and Exchange Commission, which are available on its website at http://www.sec.gov.

Neah Power: The Opportunity

- Huge, untapped markets
  - Military demand is intense
  - Over **$1B** projected for 2009 for military & aerospace (Frost & Sullivan)
  - Longer-term: Consumer & industrial: >**$9B** annually opportunity by 2010 (NanoMarkets)
- Neah Power has unique and disruptive technology
  - Patented porous silicon electrodes
  - Power, size and weight advantages
  - Manufacturing advantage
- Initial prototype on track for end of Sept '07

Portable Energy Markets: Military 1st

2010 Micro Fuel Cell Market for Portable Devices



Consumer
63%
Military
19%
18% Industrial

- Projected units by 2010
  - **Military: 23.6M**
  - **Industrial: 22.0M**
  - **Consumer: 79.6M**
- Projected CAGR 2004 to 2010
  - **Military: 154%**
  - **Industrial: 176%**
  - **Consumer: 206%**

Source: Frost & Sullivan

NEAH power systems

U.S. Soldiers Carry Over 30lbs of Batteries

- A typical soldier carries 5 electronic devices
  - 8 or 9 over the next decade (PNNL)
- Portable power source critical
  - Batteries not sufficient
  - Weigh more than ammunition and food



NEAH power systems

Military Validates Need

- Department of Defense sponsors *"Wearable Power Competition"*
  - Validates military need
  - Competition requirements
    - Deliver 96 hours of power
    - Weigh 4 kg (8.8lb) or less
    - Provide 20 Watts average (200W peak)
    - Attach to garment, most likely a vest
  - To be demonstrated September 2008

Fuel Cell Better than the BA-5590

BA-5590 Functions as the Primary Military Battery

72-hour Mission
- 1 fuel cell
- 9 fuel cartridges

Total weight = 8 lbs



72-hour Mission
- 12 BA-5590 military standard batteries

Total weight = 27 lbs

Reduces Weight 70% on Standard Mission

NEAH power systems

What Is a Fuel Cell?

Fuel + Oxygen = Electricity

- Fuel cells create power through electrochemical reactions
- Allows for operation as long as fuel is replenished



Fuel Cell
Removable
Fuel Cartridge

The Traditional Fuel Cell Power Problem

In traditional proton exchange membrane (PEM) DMFC design fuel, electrolyte, and catalyst meet only in small power-producing zone



Fuel
Air
Small Power Zone
Catalyst
Electrolyte (PEM)

Neah Solution: More Power in Less Space


Fuel
AND
electrolyte
Porous
Electrode
Catalyst
Liquid oxidizer
AND
electrolyte
Power generated
over *the whole surface*

Unique "3D" Architecture = Higher Power

- Neah leverages porous silicon technology to build a unique catalyst support
- 3-D structure provides a minimum 40x increase in area, resulting in higher power density



Electrode With
10 Micron Pores
Catalyst Particles
Conductive
Film
Bulk
Silicon
400 Microns

Neah Power Technology Advantages

	Battery	PEM DMFC	Neah Silicon DMFC
Technology	LiOn	PEM FC	Porous Silicon
Duration	3 hr	Unlim	Unlim
Method	Recharge	Refill	Refill
Power Density	N/A	60 mW/cm^2	200 mW/cm^2
Architecture	2D	2D	3D
Size	1X	3X	1X

NEAH power systems

Neah Power vs. Peers

	Battery	PEM DMFC	Neah Silicon DMFC
# Companies	100's	10's	1
Years in Dev	>100	>40	8
Manufacturability	Proven	TBD Challenged	Silicon Indus
IP & Patents	Clear	Unclear	Clear/Owned
Cost	Low	High	Med
Current Sales	>$8B	~$0B	~$0

NEAH power systems

Patents & Intellectual Property

- Strong coverage of core technology
- 11 issued patents
  - Only entity with patents for use of "3D" porous silicon in a fuel cell
- 8 active applications

Innovation Well Recognized

National Institute of Standards and Technology

ATP ADVANCED TECHNOLOGY PROGRAM

NIST/ATP $2MM Award
Sept. 2003

MIT'S MAGAZINE OF INNOVATION TECHNOLOGY REVIEW

Leroy Ohlsen
Top 100 Young Innovators
Sept. 2004

2005 VENTURE ALL-STARS Top 25 Company

Venture All-Stars
Top 25 Company
June 2005

Technology Alliance

"Startup of the Year"
Seattle Alliance of Angels
May 2004

TOP 100 INNOVATORS WINNER RED HERRING

Red Herring
Top 100 Innovators
Dec. 2004

NEAH power systems

Neah Power's Innovation

"Neah Power's silicon-based design and architecture is the most promising development I've seen in this space and one that appears truly scalable. It has the potential to be a truly disruptive technology."

- Rick Doherty, Director, The Envisioneering Group, a market research and consulting firm specializing in digital technology

Target Markets

Penetrate Military First; Industrial Second



Military Electronics



Public Safety Radios



Logistics/Scanning

Use Military & Industrial Validations to Enter Consumer Markets



Corridor Warriors



Entertainment



Road Warriors

NEAH power systems

Road Map

- Delivering prototypes
  - 10 Watt on BA5590 footprint
  - Enhanced 10 Watt with new materials
  - 45 Watt peak power with 300 Watt-hours capability at 20 Watts average operating power
- Securing manufacturing infrastructure
  - Ability to leverage existing silicon-based infrastructure
- Designing for high volume production
- Establishing commercial relationships

Longer-term Markets

- Industrial
  - Handheld scanners for inventory management: port, shipping, warehouse, etc.
- Consumer
  - Laptops, cell phones, etc.

"Overall, notebooks are projected to make up 51% of all PCs shipped world-wide by 2011, up from 37% last year, as the market share of desktop unit sales declines accordingly, says research firm IDC." *- Christopher Lawton, May 23, 2007 The Wall Street Journal, "The Laptop as Desktop More People Ditch Bulky PCs As Notebooks Add Power; Battery Life Is a Weak Spot"*

Strategic Relationships

- **Novellus Systems (NVLS):** semicon equipment
  - Equity investment of $2.5 million
  - Novellus Ventures CEO on technical board and 2 senior staff dedicated to technical effort
- **Intel (INTC):** semicon application
  - Equity investment of $1.75M
  - Influence consumer electronic designs
- **Danfoss** (Denmark): fluid handling technology
- **Military Communications Partner** *(subject to NDA)*

Solid Management Team

- Dan Rosen – Executive Chairman
  - Dan Rosen & Associates, Frazier Technology Ventures, Microsoft Corporation, AT&T
- Paul Abramowitz – President, CEO & Director
  - Berkeley Bio-Medical, Monterey Labs, Inc, National Claims Management Corp , Experience Music Project
- David Barnes, CPA – CFO
  - Cyber Defense Systems, American United Global, MDWerks
- Leroy Ohlsen – Founder, CTO and Director
  - MultiChem, MDS Panlabs
- John Drewery, PhD – EVP Engineering
  - Varian Associates, Tokyo Electron, Novellus Systems
- Arthur Homa, PhD – VP & Chief Scientist
  - General Electric, Rayovac, Bolder Technologies
- David Wine – VP of Development
  - Allied Signal, Microvision, Combimatrix

Experienced Board

- Dan Rosen, PhD – Executive Chairman
  - Microsoft, AT&T, Frazier Technology Ventures
- Paul Abramowitz – President & CEO
  - Berkeley Bio-Medical, Monterey Labs, Inc, National Claims Management Corp , Experience Music Project
- Michael F. Solomon*
  - Partner, Fenwick & West LLP
- Buzz Aldrin*, PhD
  - Astronaut, founder Starcraft Boosters, Inc., Ret. Col USAF
- Leroy Ohlsen – Founder & CTO
  - MultiChem, MDS Panlabs

*** Notes independent directors**

NEAH power systems

Neah Power: Powering the Mobile World

- Huge, untapped markets
  - Military demand is intense
  - Over **$1B** projected for 2009 for military & aerospace (Frost & Sullivan)
  - Longer-term: Consumer & industrial: >**$9B** annually opportunity by 2010 (NanoMarkets)
- Neah Power has unique and disruptive technology
  - Patented porous silicon electrodes
  - Power, size and weight advantages
  - Manufacturing advantage
- Initial prototype on track for end of Sept '07